U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 84065
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 12, 2007, UCN, Inc. issued a press release entitled “UCN, Inc. Reports Fourth Quarter and Year-End 2006 Results,” reporting balance sheet information as of December 31, 2006 and results of operations for the three-month and one-year periods ended December 31, 2006. A copy of the press release is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the release entitled “UCN, Inc. Reports Fourth Quarter and Year-End 2006 Results,” dated March 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: March 12, 2007	By:	/s/ Paul Jarman
Paul Jarman, Chief Executive Officer